百孚特线缆
Befut Wire & Cable

Befut International Co., Ltd.

OTCBB: BFTI

A Leading Chinese Wire & Cable Manufacturer



Company Presentation
Sept. 2010

Note on "Forward-Looking" Statements

This presentation contains projections and statements relating to Befut International Co., Ltd. ("Befut") that constitute "forward-looking statements." These forward-looking statements may be identified by the use of predictive, future-tense or forward-looking terminology, such as "intends," "believes," "anticipates," "expects," "estimates," "may," "will," or similar terms. Such statements speak only as of the date of such statement, and Befut undertakes no ongoing obligation to update such statements except to the extent required by applicable law. These statements appear in a number of places in this presentation and include statements regarding the intent, belief or current expectations of Befut, and its management with respect to, among other things: (1) trends affecting our financial condition, results of operations or future prospects, (2) our business and growth strategies, and (3) our financing plans and forecasts. Recipients of this presentation are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that, should conditions change or should any one or more of the risks or uncertainties materialize or should any of the underlying assumptions of Befut prove incorrect, actual results may differ materially from those projected in the forward-looking statements as a result of various factors, some of which are unknown. All forward-looking statements attributable to us or persons acting on behalf of us, are expressly qualified in their entirety by the foregoing cautionary statements and the various factors described herein and in the reports we file with the Securities and Exchange Commission.

Befut Company Profile

- Established in 1996 and headquartered in Dalian
- Developer, manufacturer and distributor of cable & wire products
- Changxing Island facilities initial expansion completed
  - 45,000 m^2 floor space
  - 4,000 km of annual production capacity
  - Potential to produce > US$150 million in sales
- More than 300 full-time employees
- 35 R&D professionals
- 7 patents, with 22 pending

Equity Snap Shot	
Symbol:	BFTI
Fiscal Year Ended:	June 30th
Share Price (September 2, 2010):	$ 1.05
Market Cap:	$31 mm
Management Ownership:	94.6%
Net Cash (June 30, 2010E)*:	$2.5 mm
Revenue (FY2010E)*:	$31 mm
Net Income (FY2010E)*:	$4.6 mm

*Unaudited


Mongolia
Beijing
DALIAN
China
Shanghai
Dalian


Changxing Island


Befut Changxing Industrial Zone

Befut Investment Highlights

- **Based in China**, one of the largest and fastest growing markets for wire and cable industry (>US$75bln)
- **Expanded manufacturing facilities** to 45,000 m^2 ; adds over 400% of new capacity of production
- **Advanced manufacturing** focus and capabilities for continued expansion into high-end/specialized cables
- **Designated cable supplier** for many state-owned entities and certified for production of specialized cables
- **Strong R&D capability**; led by former Shenyang Cable executives, one of Asia's largest cable companies
- **Stable cash flow**; Working capital and financing capability sufficient to support rapid growth plans
- **"Six Sigma" implementation** will continue to streamline our management and production processes

China's Wire & Cable Industry

World Leader

- World's largest wire & cable producer: **$75 billion in sales in 2009**
- China's share of world wire & cable market is still increasing
- 15% growth over the past 15 years—outpacing China's GDP growth
- Chinese companies have a 90% share of the domestic wire & cable market

Highly Fragmented

- Low level of **concentration: more than 3,700 companies** in the industry in China
- China's top 10 wire & cable manufacturers control less than 10 percent of the market (In the U.S., Japan and Europe, the figure is about 67 percent.)
- The industry tends to be highly regionalized due to high shipping costs

Increasing Demand

- China's stimulus program focuses heavily on infrastructure and energy
- China's international market share continues to expand in many manufacturing industries
- Demand is growing for specialty cable in markets like shipbuilding and undersea telecommunications
- Specialty cable products now account for around 30% of total wire & cable sales in China

NB: data source from National Bureau of Statistics of China, Qianzhan Research center and China Wire & Cable Network.

Befut's Competitive Advantages

Key Location

- Headquartered in Dalian with offices in 14 cities throughout China
- Strong government and business relationships throughout Northern China
- Key growth area for shipbuilding, nuclear, and mining expansion
- Close proximity to core manufacturing inputs including coal, oil and copper

Strong Customer Base

- Nuclear plants like Qinshan Nuclear power and Yangjiang Nuclear Power
- Shipbuilders like CSI-Dalian Shipbuilding and COSCO shipyard
- Oil giants like China National Petroleum Corporation (CNPC)
- Mining companies like Yanzhou Coal Mining and Feicheng Coal Group

Quality Brand

- Our "San Yuan" trademark honored as an official "Famous Brand of China"
- Co-developed nuclear cable with China National Nuclear Research Institute (CNNRI)
- Grade A supplier by the China National Offshore Oil Corporation (CNOOC) and the China National Petroleum Corporation (CNPC)
- Certified supplier of electrical products by China's coal mining industry

Our Key Products

Types of Cable		% of Sales (FY2010) *Unaudited	Gross Profit Margin	Production Status
Traditional	Electric Cable	39.24%	16%	In production
Specialty	Marine Cable	22.88%	36%	
	Petrochemical Cable	20.36%	32%	
	Mining Cable	17.52%	35%	
	New Energy Cable		>40%	In planning
	Submarine Cable		> 60%	





- **Industrial applications for our products:**
  - Infrastructure: electric grid, rail transportation, shipbuilding
  - Energy: nuclear power, electric power
  - Industry: petrochemicals, steel, mining
  - Telecommunication: undersea transmission





Expanded Facilities

- Prior limited production capacity resulted in only small-volume orders
- Today, new facility based in Dalian's Changxing Island Harbor Industrial Zone
  - Strategy has shifted to high-volume orders
  - 45,000 m^2 of additional floor space
  - Potential to produce > US$150 million in annual sales
- Over 70 sets of advanced wiring equipment, including 20 newly purchased sets
  - Dramatically expands annual production capacity to approximately 4,000 km of wire



Wire Drawing Machine



Drum Twister Type Cabling Machine



Continuous Vulcanization Unit



Plastics Extrusion Machine



Rubber Extrusion Machine

High Quality R&D Team

- Team is led by Guoxiang Liu from the Shenyang Cable Factory, formerly Asia's largest cable company
- Over 35 senior technical staff
- Leader in material configuration and manufacturing processes for specialty cable
- Long-term research cooperation with:
  - Dalian University of Technology
  - Harbin Institute of Technology
  - Shanghai Electric Cable Research Institute (SECRI)
- 7 patents for specialty cable manufacturing, accessories, and other components
  - 22 pending patents (typically a 2 year process from the date of application)

Befut plans to continue to differentiate itself from the competition by remaining focused on developing the most advanced products in the cable and wire industry

Expanding Sales

Supplier Selection Process: the CNPC Case Study

1. Examination of Production Qualification

- Less than 200 wire & cable companies are certified by CNPC
- Initial Certification:
  - suppliers' patents and design certificates;
  - qualifications for production of wires & cables (especially Electric Cable and Control Cable)

2. Bidding & Assessment

- 29 companies put on CNPC's cable supplier list
- Production Capacity: equipment, working capital, and supply contracts with existing clients

3. Order Allocation

- Befut is one of very few companies in China able to accept orders for multiple specialty cables
- Product Qualification: brand authentication and product quality certificates

High Quality Customer Base

16 Mining and Metallurgy companies:

SHOUGANG GROUP

中国华能集团公司 CHINA HUANENG GROUP

SHENHUA GROUP CORPORATION LIMITED

11 Petrochemical companies:

cnooc

CNPC

5 Shipbuilding companies:

CSIC www.csic.com.cn

COSCO SHIPYARD

5 Nuclear Power companies:

Qinshan Nuclear Plant



Yangjiang Nuclear Plant



- No customer generating over 10% of sales
- Shifting to high volume orders with existing or new large clients

Befut's Multi-Pronged Growth Strategy

Short-Term		Mid- to Long-Term	
Expand Capacity	Grow current facility to full capacity (~3 yrs)	Expand Capacity	Phase II expansion of 85,000 m^2, doubling capacity
Broaden Customer Base	Expand within our current customer base and add new customers	Broaden Customer Base	Expand abroad with local and international customers
Diversify High-End Products	Increase specialty cable to 67% of total production volume	Diversify High-End Products	Produce Submarine cable and other high-end products
Expand into New Markets	Enter the "new energy" markets with new products	Expand into New Markets	Broaden outside of China organically or via acquisitions

Acquisitions to expand products, customers and geographic base

Seasoned Management and Board Members

Mr. Hongbo Cao Chairman & CEO	•CEO of Befut since June 2002 •Formerly CEO of Dalian Xincheng Power Equipment Co. for 17 years •Master's degree in Political Economics from Liaoning Normal University •Bachelor's degree from Dongbei University of Finance & Economics •Honored as an Exceptional Leader in Liaoning Province in 2007
Mr. Tingmin Li Founder	•Founder and former Chairman of Befut •Formerly State Grid Corp executive for over 39 years •Graduated from Dalian Electric Power College
Ms. Mei Yu CFO and Director	•Over 17 years experience in finance and accounting •Befut Director of Finance since 1997 •Formerly the Director of Finance of Samsung Group Dalian Branch •MBA candidate in University of Welsh in UK
Mr. Haiyang Lu Secretary of the Company	•Head of Strategic Development for Befut since 2006 •Formerly manager at Dalian Yuandian Advertisement Co. •Bachelor's degree in Marketing & Sales from Bohai University •Graduate student at Dongbei University of Finance & Economics
Mr. Steve Xia Director	•Extensive experience in financial markets in both the US and China •Previously served as a Portfolio Manager at TIAA-CREF & Citi Group •Ph.D. from The Ohio State University
Ms. Ling Yan Financial Controller	•5 years working experience in auditing at Ernst & Young Hua Ming •Accounting degree from Dongbei University of Finance & Economics •A member of CICPA

Revenue Growth



In US$ millions
35
30
25
20
15
10
5
0
17.5
20
19.3
31.3
FY2007
FY2008
FY2009
FY2010(E)*

NB: Demand from clients was steadily increasing but we were limited by production capacity

*Unaudited

Net Income Growth



In US$ Millions
5
4
3
2
1
0
2.3
4.2
2.3
4.6
FY2007
FY2008
FY2009
FY2010(E)*

Fiscal Year 2009 Net Income decreased due to:

- Investment in Changxing Industrial Zone Phrase I construction
- Public company listing expenses

*Unaudited

Balance Sheet

$ in thousands	As of June 30, 2010 (E)*	As of June 30,		
		2009	2008	2007
Cash	2,500	796	353	332
Inventory	2,544	1,354	1,644	1,118
Total Current Assets	20,097	22,496	10,494	16,708
Total Assets	67,384	52,481	25,809	21,625
Short Term Loans	6,039	8,058	2,189	3,044
Total Current Liabilities	12,477	12,462	4,573	6,481
Long Term Loans	14,730	5,470	5,763	5,260
Total Liabilities	27,207	17,932	10,722	12,093
Total Shareholders' Equity	39,136	34,174	15,087	9,532

*Unaudited

Review: Befut Investment Highlights

Based in China, one of the largest and fastest growing markets for wire and cable industry (>US$75bln)

Expanded manufacturing facilities to 45,000 m^2 adds over 400% of new capacity of production

Advanced manufacturing focus and capabilities for continued expansion into high-end/specialized cables

Designated cable supplier for many state-owned entities and certified for production of specialized cables

Strong R&D capability; led by former Shenyang Cable executives, one of Asia's largest cable companies

Stable cash flow; Working capital and financing capability sufficient to support rapid growth plans

"Six Sigma" implementation will continue to streamline our management and production processes

Contacts

- **Befut International Co., Ltd**

Yining Xia & Angelina Li
27th Floor, Liangjiu International Tower
5 Heyi Street
Dalian City, 116011
P. R. China
+86 0411 8367 0755
yiningxia@hotmail.com
baifute_002@163.com
www.befut.com

- **Investor Relations Contact(s)**

William Zima & Yuening Jiang
ICR
11/FL North Tower, Beijing Kerry Centre
No. 1 Guanghua Road
Beijing, China 100020
+86 10 6599 7969
William.Zima@icrinc.com
Yuening.Jiang@icrinc.com
www.icrinc.com

Appendix

Legal Structure



Public Company: Befut International
5.4%
Other Investors
100%
Befut Nevada
94.6%
100%
Befut HK
Management Owned BVI company
100%
WOFE
OEM Control
Dalian Befut Wire & Cable
73.5%
86.6%
93.3%
Befut Zhong Xing
Dalian Befut Marine Cable Company
Dalian Yuansheng Technology

Product Properties

Properties	EC	MC*	NC	MC**	PC	NEC	SC
Oil-resistant				X	X	X	
Corrosion-resistant		X	X	X	X	X	X
Resists wear and tear	X	X	X	X	X		X
Resists temperature extremes	X		X	X	X		
Flame-retardant		X			X		
Electromagnetic Interference – Resistant			X	X			
Pressure-resistant		X		X	X		X
Durable		X	X	X	X		X
Environmentally friendly	X	X	X	X	X	X	X
Jointless							X

NB: New Energy Cable (NEC); Submarine Cable (SC).

Electrical Cable (EC)



Marine Cable (MC*)



Nuclear Cable (NC)



Mining Cable (MC**)



Petrochemical Cable (PC)



Our Manufacturing Process

<u>A typical production line:</u>


Conductor Stage
Insulation Stage
Copper Rod
Drawing
Twisting
Insulation
Stranding
Sheathing
Tin Plating
Test
Apply Cable Shielding
Test